Granite Point Mortgage Trust Inc. Reports First Quarter 2020 Financial Results
and Post Quarter-End Update

NEW YORK, May 11, 2020 – Granite Point Mortgage Trust Inc. (NYSE: GPMT) today announced its financial results for the quarter ended March 31, 2020, and provided an update on its activities subsequent to quarter-end. A presentation containing first quarter 2020 highlights and activity post quarter-end can be viewed at www.gpmtreit.com.

First Quarter 2020 Highlights

•
Generated GAAP net loss of $(37.2) million, or $(0.68) per basic share, and Core Earnings(1) of $17.5 million, or $0.32 per basic share; book value of $17.43 per common share. GAAP EPS and book value affected by provision for credit losses related to the new Current Expected Credit Loss (“CECL”) accounting standard.

•	Closed on $200.4 million of new loan commitments with initial fundings of $125.2 million, a weighted average stabilized LTV of 55%(2), and a weighted average yield of LIBOR + 3.81%(3).

•	Funded an additional $62.2 million on existing loan commitments and received prepayments and principal amortization of $108.4 million.

•
Current portfolio principal balance of $4.4 billion and $5.1 billion in total commitments, comprised of 99% senior first mortgage loans and over 98% floating rate. No loan impairments and no loans on non-accrual status.

•
Portfolio has a weighted average stabilized LTV of 64%(2) and weighted average yield at origination of LIBOR + 4.23%(3). Office, multifamily and industrial assets represents over 74% of the investments.

•	Over $1.1 billion of asset-level financing is non-mark-to-market including two CLOs and an asset-specific financing facility.

•	Extended the maturity of the Citi financing facility to 2023 and upsized its borrowing capacity to $500 million.

•	Exercised the option to extend maturity of the Goldman Sachs financing facility to 2021.

Post Quarter-End Update

•	Funded $36.5 million of commitments on the existing loan portfolio; No new loan commitments.

•	April interest payments were strong - over 99% of borrowers made their payments in full.

•
Proactively engaged in constructive dialogue with all of our lenders resulting in greater balance sheet stability and flexibility for a period of time in exchange for deleveraging through executed and agreed in principle agreements on over $1.4 billion of outstanding repurchase facility borrowings.

Jack Taylor, Granite Point’s President and Chief Executive Officer, stated: “I am very proud of our skilled and experienced team who have been very efficient and effective while working remotely.  Our portfolio is comprised of 99% senior first mortgage loans on high quality properties that are broadly diversified by geography, property types and sponsors, with a weighted average at origination LTV of 66%, and is well-positioned to withstand this unprecedented economic environment.  Additionally, our portfolio has performed well with 123 out of 124 of our investments current on debt service in April.  As the crisis unfolded we shifted to maximizing and preserving our liquidity, focusing on intensive asset management, and enhancing the near-term stability of our balance sheet.  Drawing on our seasoned team’s cycle-tested experience, we remain deeply focused on successfully navigating through these challenging times to preserve our investors’ capital and to position our company for future growth and success.”

(1)
Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (provision for credit losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings provides investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs. Please see page 7 for a reconciliation of GAAP to non-GAAP financial information.

(2)
Stabilized loan-to-value ratio (LTV) is calculated as the fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

(3)	Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield.

Conference Call
Granite Point Mortgage Trust Inc. will host a conference call on May 12, 2020 at 10:00 a.m. ET to discuss first quarter 2020 financial results and related information. To participate in the teleconference, approximately 10 minutes prior to the above start time, please call toll-free (833) 255-2835 (or (412) 902-6769 for international callers), and ask to be joined into the Granite Point Mortgage Trust Inc. call. You may also listen to the teleconference live via the Internet at www.gpmtreit.com, in the Investor Relations section under the Events & Presentations link. For those unable to attend, a telephone playback will be available beginning May 12, 2020 at 12:00 p.m. ET through May 19, 2020 at 12:00 a.m. ET. The playback can be accessed by calling (877) 344-7529 (or (412) 317-0088 for international callers) and providing the Access Code 10142174. The call will also be archived on the company’s website in the Investor Relations section under the Events & Presentations link.

Granite Point Mortgage Trust
Granite Point Mortgage Trust Inc., a Maryland corporation, is a real estate investment trust that is focused on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point is headquartered in New York, NY, and is externally managed by Pine River Capital Management L.P.  Additional information is available at www.gpmtreit.com.

Forward-Looking Statements
This release contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” “targets,” “goals,” “future,” “outlook,” “potential,” “continues,” “likely” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” These risks may also be further heightened by the continued impact of the COVID-19 pandemic. Factors that could cause actual results to differ include, but are not limited to: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to mitigate its impact; the potential negative impacts of COVID-19 on the global economy, including the sudden severe rise in unemployment, and the impacts of COVID-19 on our financial condition, business operations and value of our assets, as well as the financial condition and operations of our borrowers; the general political, economic and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; our ability to obtain or maintain financing arrangements on terms favorable to us or at all, particularly in light of the current disruption in the financial markets; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and increases in the cost of our financing; general volatility of the securities markets in which we participate and the potential need to post additional collateral on our financing arrangements; the return or impact of current or future investments; changes in our business, investment strategies or target investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target investments; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; the time and cost of the process to internalize our management function; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism, pandemics such as COVID-19 and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us, including the risk of impairment charges and any impact on our ability to satisfy the covenants and conditions in our debt agreements; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. These forward-looking statements apply only as of the date of this press release. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events.

Non-GAAP Financial Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), this press release and the accompanying earnings presentation present non-GAAP financial measures, such as Core Earnings and Core Earnings per basic common share, that exclude certain items. Granite Point management believes that these non-GAAP measures enable it to perform meaningful comparisons of past, present and future results of the company’s core business operations, and uses these measures to gain a comparative understanding of the company’s operating performance and business trends. The non-GAAP financial measures presented by the company represent supplemental information to assist investors in analyzing the results of its operations. However, because these measures are not calculated in accordance with GAAP, they should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. The company’s GAAP financial results and the reconciliations from these results should be carefully evaluated. See the GAAP to non-GAAP reconciliation table on page 7 of this release.

Additional Information
Stockholders of Granite Point and other interested persons may find additional information regarding the company at the Securities and Exchange Commission’s Internet site at www.sec.gov or by directing requests to: Granite Point Mortgage Trust Inc., 3 Bryant Park, 24th floor, New York, NY 10036, telephone (212) 364-5500.

Contact
Investors: Marcin Urbaszek, Chief Financial Officer, Granite Point Mortgage Trust Inc., (212) 364-5500, investors@gpmortgagetrust.com.

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GRANITE POINT MORTGAGE TRUST INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2020	December 31, 2019
ASSETS	(unaudited)
Loans held-for-investment	$4,313,816	$4,226,212
Allowance for credit losses	(62,565)	—
Loans held-for-investment, net	4,251,251	4,226,212
Available-for-sale securities, at fair value	8,319	12,830
Held-to-maturity securities	10,836	18,076
Cash and cash equivalents	99,332	80,281
Restricted cash	8,533	79,483
Accrued interest receivable	11,215	11,323
Other assets	87,392	32,657
Total Assets	$4,476,878	$4,460,862
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Repurchase agreements	$2,072,099	$1,924,021
Securitized debt obligations	982,312	1,041,044
Asset-specific financings	119,062	116,465
Revolving credit facilities	38,361	42,008
Convertible senior notes	270,031	269,634
Dividends payable	25	23,063
Other liabilities	32,929	24,491
Total Liabilities	3,514,819	3,440,726
10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively	1,000	1,000
Stockholders’ Equity
Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,136,885 and 54,853,205 shares issued and outstanding, respectively	552	549
Additional paid-in capital	1,049,836	1,048,484
Accumulated other comprehensive (loss) income	(3,712)	32
Cumulative earnings	106,413	162,076
Cumulative distributions to stockholders	(192,030)	(192,005)
Total Stockholders’ Equity	961,059	1,019,136
Total Liabilities and Stockholders’ Equity	$4,476,878	$4,460,862

GRANITE POINT MORTGAGE TRUST INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(in thousands, except share data)

	Three Months Ended
	March 31,
	2020	2019
Interest income:	(unaudited)
Loans held-for-investment	$63,259	$56,665
Available-for-sale securities	280	308
Held-to-maturity securities	310	661
Cash and cash equivalents	326	511
Total interest income	64,175	58,145
Interest expense:
Repurchase agreements	19,675	16,989
Securitized debt obligations	9,434	9,859
Convertible senior notes	4,516	4,465
Asset-specific financings	1,122	—
Revolving credit facilities	242	695
Total interest expense	34,989	32,008
Net interest income	29,186	26,137
Other (loss) income:
Provision for credit losses	(53,336)	—
Fee income	522	913
Total other (loss) income	(52,814)	913
Expenses:
Management fees	3,907	3,449
Incentive fees	—	244
Servicing expenses	1,109	773
General and administrative expenses	8,553	5,616
Total expenses	13,569	10,082
(Loss) income before income taxes	(37,197)	16,968
Benefit from income taxes	(6)	(1)
Net (loss) income	(37,191)	16,969
Dividends on preferred stock	25	25
Net (loss) income attributable to common stockholders	$(37,216)	$16,944
Basic (loss) earnings per weighted average common share	$(0.68)	$0.35
Diluted (loss) earnings per weighted average common share	$(0.68)	$0.34
Dividends declared per common share	$—	$0.42
Weighted average number of shares of common stock outstanding:
Basic	55,056,411	48,601,431
Diluted	55,056,411	62,256,595
Comprehensive (loss) income:
Net (loss) income attributable to common stockholders	$(37,216)	$16,944
Other comprehensive (loss) income, net of tax:
Unrealized (loss) gain on available-for-sale securities	(3,744)	192
Other comprehensive (loss) income	(3,744)	192
Comprehensive (loss) income attributable to common stockholders	$(40,960)	$17,136

GRANITE POINT MORTGAGE TRUST INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(dollars in thousands, except share data)

Three Months Ended March 31, 2020
(unaudited)
Reconciliation of GAAP net loss to Core Earnings:

GAAP Net Loss	$(37,216)
Adjustments for non-core earnings:
Provision for credit losses	53,336
Non-cash equity compensation	1,354
Core Earnings(1)	$17,474

Core Earnings per basic common share	$0.32
Basic weighted average shares outstanding	55,056,411

(1)
Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (provision for credit losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings provides investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs.